SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 2, 2004

Date of Report (Date of earliest event reported)

Accredited Home Lenders Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	000-50179	04-3669482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15090 Avenue of Science San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

858-676-2100

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On July 28, 2004, Accredited Home Lenders Holding Co. (the “Company”) announced financial results for the quarter ending June 30, 2004. The information in Exhibit 99.1 is hereby incorporated in this Item 5.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
8.1	Tax Opinion of Dewey Ballantine LLP, dated August 2, 2004[1]

23.1	Consent of Dewey Ballantine LLP (contained in Exhibit 8.11)

99.1	Certain financial information released by Accredited Home Lenders Holding Co. on July 28, 2004

[1]	Exhibit 8.1 is being filed herewith in connection with, and is incorporated by reference as an exhibit to, the Registration Statement on Form S-3 of the Company and Accredited Mortgage Loan REIT Trust (File Nos. 333-117484 and 333-117484-01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.

Date: August 2, 2004	By:	/s/ Ray W. McKewon
Ray W. McKewon Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
8.1	Tax Opinion of Dewey Ballantine LLP, dated August 2, 2004[1]

23.1	Consent of Dewey Ballantine LLP (contained in Exhibit 8.1[1]

99.1	Certain financial information released by Accredited Home Lenders Holding Co. on July 28, 2004

[1]	Exhibit 8.1 is being filed herewith in connection with, and is incorporated by reference as an exhibit to, the Registration Statement on Form S-3 of the Company and Accredited Mortgage Loan REIT Trust (File Nos. 333-117484 and 333-117484-01).